UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NATIONAL CINEMEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2017

NATIONAL CINEMEDIA, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 03, 2017
Date: April 28, 2017 **Time:** 9:00 AM MDT
Location: National CineMedia, Inc.
9110 E. Nichols Ave.
Suite 200
Centennial, CO 80112

BARCODE

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000318624_1 R1.0.1.15

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement    2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions   and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods 15. 1 Vote In Person:  If you choose to vote these shares in personat the meeting, you must request a "legal proxy."  To do . 0 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the R1appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the_ 2 possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance. 0000318624 Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow  available and follow the instructions.Internal Use OnlyVote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Scott N. Schneider 02 Andrew J. England 03 Lawrence A. Goodman

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve, on an advisory basis, National CineMedia, Inc.'s executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3 To consider an advisory vote on the frequency of the executive compensation advisory vote.

The Board of Directors recommends you vote FOR the following proposal(s):

4 To ratify the appointment of Deloitte & Touche LLP as National CineMedia, Inc.'s independent auditors for the 2017 fiscal year ending December 28, 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000318624_3 R1.0.1.15

BARCODE

→ 0000 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

Reserved for Broadridge Internal Control InformationVoting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS15 . AS REQUIRED BY THE NEW YORK STOCK EXCHANGE. 1 . 0     R1 _ 40000318624 Broadridge Internal Use Only P99999-010 12 Job #THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope #Sequence 15 # # of # Sequence # OF##

NCM National Cinemedia Vote by Internet • Go to www.envisionreports.com/NCMI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice +IMPORTANT ANNUAL MEETING INFORMATION NNNNNNNNN1234 5678 9012 345000004MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5ADD 6 ENDORSEMENT_LINE SACKPACK NNNNNNC1234567890Important Notice Regarding the Availability of Proxy Materials for theNational CineMedia, Inc. Stockholder Meeting to be held on April 28, 2017 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at: When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/NCMI to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. www.envisionreports.com/NCMI Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 14, 2017 to facilitate timely delivery.

Stockholder Meeting Notice You are cordially invited to attend the Annual Meeting of Stockholders of National CineMedia, Inc., which will be held at9110 E. Nichols Ave., Suite 200, Centennial, Colorado 80112 on April 28, 2017 at 9:00 a.m., Mountain Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the election of each of the nominees for director, FOR each of Proposals 2 and 4 and FOR a ONE YEAR frequency on Proposal 3. 1.Election of Directors: Nominees: 01 Scott N. Schneider 02 Andrew J. England 03 Lawrence A. Goodman 2. To approve, on an advisory basis, National CineMedia, Inc.’s executive compensation. 3. To consider an advisory vote on the frequency of the executive compensation advisory vote. 4. To ratify the appointment of Deloitte & Touche LLP as National CineMedia, Inc.’s independent auditors for the 2017 fiscal year ending December 28, 2017. In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/NCMI. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send email to investorvote@computershare.com with “Proxy Materials National CineMedia, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 14, 2017. 02IZPE